Exhibit 7o

                      China Peregrine Food Corporation

                             EMPLOYMENT CONTRACT

      This Employment Contract is between China Peregrine Food Corporation (the Company), a corporation organized and existing under the laws of the state of Delaware, United States of America, and Mr. Stephen R. Langley, a resident of Pudong, Shanghai, China and a citizen of the United States of America (Langley).

1. Position: This Contract is for the position of Chief Operating Officer-China of China Peregrine Food Corp. (Shanghai) Co. Ltd., a subsidiary of the Company (CHPF-SH).

2. Responsibilities: Langley shall have overall responsibilities for CHPF-SH's operations throughout the Peoples Republic of China (PRC). These responsibilities will include: financial (profits, sales, controls, budgets), sales management, marketing, delivery, administration, operations, etc. Langley will, on a day-to-day basis, have overall responsibility for managing CHPF-SH's interests in the PRC. While employed directly by CHPF-SH, Langley will have supervisory responsibilities for operations (as described above) of other business interests of the Company in China, as determined from time to time by the Company. Langley shall report directly to the President and CEO of the Company. From time to time, Langley shall report on the status of the business interests of the Company in China to the Executive Committee and the Board of Directors of the Company.

3. Salary: The annual salary for this position shall be US$75,000, paid in twelve equal monthly installments. This salary, and other cash compensation, shall be distributed in US dollars or other currency that best suits the needs of Langley and the Company. This salary will be reviewed at each year-end. The Company shall deduct the appropriate amount of all applicable federal taxes from Langley's salary payments, based upon the deductions supplied to the Company by Langley. The Company shall be responsible for the payment of Chinese income taxes on Langley's salary and the actual United States income taxes based upon tax equalization concepts and provisions of the Internal Revenue Code.

4.    Bonus Plan:  The bonus plan shall have three elements:

      4.1 First Year Quarterly Bonus. Langley shall receive US$7,500 as a bonus in each of four calendar quarters of the first employment year under this contract.

      4.2 Subsequent Years Quarterly Bonus. Langley shall be eligible for a US$7,500 bonus and shall receive such amount as a minimum bonus in each of four calendar quarters of subsequent employment years under this contract, based on short term performance objectives as mutually agreed to in writing by Langley and the Company.

      4.3 Langley shall have the option of receiving the bonus described in the preceding sections 4.1 and 4.2 in either cash payment or stock. If in stock, the amount of stock due shall be based upon a per share price determined by an average of the monthly stock trading price calculated monthly, but paid on a quarterly basis, commencing with the fourth quarter of the Company's 1999 fiscal year.

5. Stock options: A one-time grant of an option for 50,000 shares of the Company's common stock shall be awarded as a signing bonus. Also, an option on 50,000 shares shall be awarded at the end of each calendar year for three years. These four grants shall total options for 200,000 shares. These options shall be vested over three years from the date of each respective award. Once these options are awarded, they shall have a five-year life. The Stock Option Agreement between the Company and Langley shall govern the detailed terms and conditions for these options.

6.    Corporate Benefits:

      6.1 The Company shall provide the same corporate benefits (medical, etc.) to the Langley as it provides to its other US employees.

      6.2 Housing: An annual housing allotment of US$48,000, payable monthly will be provided for housing in the PRC for Langley.

      6.3 Education: An annual education allotment of US$22,000 will be provided for the education of Langley's family members in the PRC.

      6.4 Local Transportation: The Company, through CHPF-SH, will supply an automobile and driver for Langley's local transportation needs in the PRC, on a pre-approved basis.

7. Compliance with Company Policies and Regulations: Langley will execute his duties and responsibilities in strict accordance with Company policies and regulations, approved budgets, and specific directives. Further, Langley shall be responsible, and accountable, for the employees under his responsibility to also abide by these policies and regulations. In the event Langley is, among other things, negligent in his performance of his responsibilities, especially as it relates to compliance with Company policies and procedures, he will be subject to termination for cause.

8. Termination: Either side may terminate employment by giving six calendar months written notice. Langley may be terminated for cause only subsequent to five days written termination notice to Langley, which notice shall specify the grounds for termination for cause, and provide for the opportunity for Langley to address the Executive Committee of the Company's Board of Directors with respect to the matters set forth in the written termination notice.

9. Confidentiality: Langley agrees and acknowledges that acquired information and knowledge concerning the business operations of the Company, trade secrets, methods of operation, product formula, manufacturing procedures, business practices, financial information, records and reports, and data related to the operation of the Company is confidential and secret (the foregoing hereinafter referred to as "Confidential Information"). Langley shall not at any time disclose, or after termination or expiration of this Contract disclose, any Confidential Information to any person, company, government, or use any Confidential Information in direct competition with the business of the Company or its subsidiaries.

10. Commencement and Term: This Contract is effective with the signing by both parties below as of September 1, 1999. Except as otherwise provided in this document, this Contract shall be valid for five (5) years, and shall automatically renew under the same terms and conditions unless thirty (30) days prior to the expiration date one, or both, of the parties notifies the other party of the intention to terminate, or modify, this Contract.

11. Inside Information--Securities Laws Violations: In the course of the performance of Langley's duties, it is expected that Langley will receive information that is considered material inside information within the meaning and intent of the federal securities laws, rules, and regulations. Langley will not disclose this information directly or indirectly for Langley or as a basis for advice to any other party concerning any decision to buy, sell, or otherwise deal in the Company's securities or those of any of the Company's affiliated companies.

12. Warranty That Agreement Does Not Contemplate Corrupt Practices-- Domestic or Foreign: Langley represents and warrants that (a) all payments under this Agreement constitute compensation for services performed and (b) this Agreement and all payments, and the use of the payments by Langley, do not and shall not constitute an offer, payment, or promise, or authorization of payment of any money or gift to an official or political party of, or candidate for political office in, any jurisdiction within or outside the United States. These payments may not be used to influence any act or decision of an official, party, or candidate in his, her, or its official capacity, or to induce such official, party, or candidate to use his, her, or its influence with a government to affect or influence any act or decision of such government to assist the Company in obtaining, retaining, or directing business to the Company or any person or other corporate entity. As used in this Paragraph, the term "official" means any officer or employee of a government, or any person acting in an official capacity for or on behalf of any government; the term "government" includes any department, agency, or instrumentality of a government.

13. Governing Law. This Agreement is subject to and shall be interpreted in accordance with the laws of Delaware.

Signatures:


            _______________________________              September 1, 1999
            Stephen R. Langley                           Date

            China Peregrine Food Corporation


            _______________________________              September 1, 1999
            Roy G. Warren                                Date
            President

                       China Premium Food Corporation

             EXECUTIVE COMPENSATION AGREEMENTEMPLOYMENT CONTRACT

This Executive Compensation Agreement is made September 1, 2000, between China Premium Food Corporation (the Company), a corporation organized and existing under the laws of the state of Delaware, United States of America, and Mr. Stanley A. Hirschman, a individual residing at 2600 Rutgers Court, Plano, Texas (Hirschman)

1. Purpose: This Executive Compensation Agreement sets forth the compensation of Hirschman in connection with and for the performance of his duties as Chairman of the Board of Directors of the Company.

2. Responsibilities: The Chairman is the chief officer of Company and, subject to the control and direction of the Board of Directors, will supervise the overall corporate and business affairs of the Company. The Chairman will preside at all meetings of the Board of Directors. From time to time, Hirschman, as Chairman, shall report on the status of the business interests of the Company to the Board of Directors of the Company. Hirschman shall not assume any additional consulting or employment positions with other businesses not presently held by him during the initial six months of the term of this Agreement. The Company may place a similar condition upon the continuation of Hirschman as Chairman subsequent to the initial six month term of this Agreement.

3. Salary: Hirschman shall be paid the sum of $7,500 per month for the six months commencing September 1, 2000 and ending February 28, 2001. At the expiration of that six month period, the Compensation Committee of the Board of Directors shall review Hirschman's monthly compensation and make a recommendation to the Board with respect to any adjustment in that monthly amount. Hirschman's monthly compensation subsequent for the initial six month period shall be determined by the agreement of the parties to this Compensation Agreement.

4. Bonus Plan: In addition to the monthly compensation to be paid to Hirschman, he shall be entitled to participate in an executive bonus plan, as follows:

      4.1. Hirschman shall receive options to purchase 100,000 of the Company's common stock at the then current market price as a bonus when the Company's common stock achieves and maintains a closing price of $2.00 or more for sixty consecutive trading days. The "then current market price" is defined to mean the average closing price of the Company's common stock during such sixty consecutive trading days. These options shall be exercisable during the three year period commencing with the date of their issue to Hirschman.

      4.2. Hirschman shall receive options to purchase an additional 100,000 of the Company's common stock at the then current market price as a bonus when the

            Company's common stock achieves and maintains a closing price of $3.00 or more for sixty consecutive trading days. The "then current market price" is defined to mean the average closing price of the Company's common stock during such sixty consecutive trading days. These options shall be exercisable during the three year period commencing with the date of their issue to Hirschman.

      4.3. Hirschman shall receive options to purchase an additional 100,000 of the Company's common stock at the then current market price as a bonus when the Company's common stock achieves and maintains a closing price of $4.00 or more for sixty consecutive trading days. The "then current market price" is defined to mean the average closing price of the Company's common stock during such sixty consecutive trading days. These options shall be exercisable during the three year period commencing with the date of their issue to Hirschman.

      4.4 Hirschman shall receive options to purchase an additional 100,000 of the Company's common stock at the then current market price as a bonus when the Company's common stock achieves and maintains a closing price of $5.00 or more for sixty consecutive trading days. The "then current market price" is defined to mean the average closing price of the Company's common stock during such sixty consecutive trading days. These options shall be exercisable during the three year period commencing with the date of their issue to Hirschman.

      4.5 If Hirschman shall cease to serve as Chairman of the Board, the exercise period for any options issued but not exercised shall be the lesser of (i) the exercise period remaining for such options or (ii) 365 days.

5. Compliance with The Company Policies and Regulations: Hirschman will execute his duties and responsibilities in strict accordance with Company policies and regulations, approved budgets, and specific directives.

6. Termination: Hirschman shall serve as Chairman at the pleasure of the Board of Directors. Either side may terminate this Agreement by giving thirty calendar days written notice. Hirschman may be terminated as Chairman for cause only subsequent to five days written termination notice to Hirschman, which notice shall specify the grounds for termination for cause, and provide for the opportunity for Hirschman to address the Company's Board of Directors with respect to the matters set forth in the written termination notice.

7. Confidentiality: Hirschman agrees and acknowledges that acquired information and knowledge concerning the business operations of the Company, trade secrets, methods of operation, product formula, manufacturing procedures, business practices, financial information, records and reports, and data related to the operation of the Company is confidential and secret (the foregoing hereinafter referred to as "Confidential Information"). Hirschman shall not at any time disclose, or after termination or expiration of this Contract disclose, any Confidential Information to any person, company, government, or use any Confidential Information in direct competition with the business of the Company.

8. Commencement and Term: This Contract is effective with the signing by both parties below as of September 1, 2000. As provided in this document, this Agreement is subject to termination by the parties upon appropriate notice.

9. Inside Information--Securities Laws Violations: In the course of the performance of Hirschman's duties, it is expected that Hirschman will receive information that is considered material inside information within the meaning and intent of the federal securities laws, rules, and regulations. Hirschman will not disclose this information directly or indirectly for Hirschman or as a basis for advice to any other party concerning any decision to buy, sell, or otherwise deal in the Company's securities or those of any of the Company's affiliated companies.

10. Warranty That Agreement Does Not Contemplate Corrupt Practices-- Domestic or Foreign: Hirschman represents and warrants that (a) all payments under this Agreement constitute compensation for services performed and (b) this Agreement and all payments, and the use of the payments by Hirschman, do not and shall not constitute an offer, payment, or promise, or authorization of payment of any money or gift to an official or political party of, or candidate for political office in, any jurisdiction within or outside the United States. These payments may not be used to influence any act or decision of an official, party, or candidate in his, her, or its official capacity, or to induce such official, party, or candidate to use his, her, or its influence with a government to affect or influence any act or decision of such government to assist the Company in obtaining, retaining, or directing business to the Company or any person or other corporate entity. As used in this Paragraph, the term "official" means any officer or employee of a government, or any person acting in an official capacity for or on behalf of any government; the term "government" includes any department, agency, or instrumentality of a government.

11. Governing Law. This Agreement is subject to and shall be interpreted in accordance with the laws of Delaware, without choice of law considerations.

Signatures:

           ______________________________                September 1, 2000
           Stanley A. Hirschman                          Date

           China Premium Food Corporation


           _______________________________               September 1, 2000
           Roy G. Warren                                 Date
           President

                       China Premium Food Corporation

                      EXECUTIVE COMPENSATION AGREEMENT

This Executive Compensation Agreement is made December 1, 2000, between China Premium Food Corporation (the Company), a corporation organized and existing under the laws of the state of Delaware, United States of America, and Mr. John J. McCormack, an individual residing at 8750 South Grant, Burridge, Illinois (McCormack)

      1. Purpose: This Executive Compensation Agreement sets forth the compensation of McCormack in connection with and for the performance of his duties as President and Chief Operating Officer of the Company.

      2. Responsibilities: McCormack as President and Chief Operating Officer shall be subject to the control and direction of the Board of Directors, and shall have responsibility for and supervise the overall day to day operations of the Company. These responsibilities will include: financial (profits, sales, controls, budgets), sales management, marketing, delivery, administration, operations, etc. McCormack shall report directly to the Chief Executive Officer of the Company and, from time to time, McCormack shall report on the status of the business operations of the Company to the Board of Directors. McCormack shall not assume any additional consulting or employment positions with other businesses during the term of this Agreement.

      3. Salary: McCormack shall be paid the sum of $180,000 per year commencing December 1, 2000. This salary will be paid in equal monthly installments and shall be reviewed at each year-end, commencing December 31, 2001. The Company shall deduct the appropriate amount of all applicable federal and state taxes from McCormack's salary payments, based upon the deductions supplied to the Company by McCormack.

      4. Incentive Bonus Plan: In addition to the annual compensation to be paid to McCormack, he shall be entitled to participate in an executive incentive bonus plan, as follows:

      Signing Bonus - Common Stock

      4.1. McCormack shall receive 100,000 shares of the Company's common stock as an incentive for employment with the Company and for his anticipated future services. This common stock shall be issued contemporaneous with the effective date of this Agreement.

      Signing Bonus - Options

      4.2. A one-time grant of options for 400,000 shares of the Company's common stock at an exercise price of $0.75 per share shall be awarded as an incentive for McCormack to accept employment with the Company and for his anticipated future services. These options shall be vested over a two year period, with 50%vested on December 31, 2001 and 50% vested on December 31, 2002. Once these options are vested, they shall have a three year exercise period. The Stock Option Agreement between the Company and McCormack shall govern the detailed terms and conditions for these options.

      Performance Bonus - Options

      4.3. $1.00 Options. Subsequent to "vesting" as provided herein, McCormack shall receive options to purchase 100,000 of the Company's common stock at the then current market price as a bonus when the Company's common stock achieves and maintains a closing price of $1.00 or more for sixty consecutive trading days. The "then current market price" is defined to mean the average closing price of the Company's common stock during such sixty consecutive trading days. These options shall be exercisable during the three year period commencing with the date of their issue to McCormack.

      4.4. $2.00 Options. Subsequent to "vesting" as provided herein, McCormack shall receive options to purchase an additional 100,000 of the Company's common stock at the then current market price as a bonus when the Company's common stock achieves and maintains a closing price of $2.00 or more for sixty consecutive trading days. The "then current market price" is defined to mean the average closing price of the Company's common stock during such sixty consecutive trading days. These options shall be exercisable during the three year period commencing with the date of their issue to McCormack.

      4.5. $3.00 Options. Subsequent to "vesting" as provided herein, McCormack shall receive options to purchase an additional 100,000 of the Company's common stock at the then current market price as a bonus when the Company's common stock achieves and maintains a closing price of $3.00 or more for sixty consecutive trading days. The "then current market price" is defined to mean the average closing price of the Company's common stock during such sixty consecutive trading days. These options shall be exercisable during the three year period commencing with the date of their issue to McCormack.

      4.6. $4.00 Options. Subsequent to "vesting" as provided herein, McCormack shall receive options to purchase an additional 100,000 of the Company's common stock at the then current market price as a bonus when the Company's common stock achieves and maintains a closing price of $4.00 or more for sixty consecutive trading days. The "then current market price" is defined to mean the average closing price of the Company's common stock during such sixty consecutive trading days. These options shall be exercisable during the three year period commencing with the date of their issue to McCormack.

      4.7. $5.00 Options. Subsequent to "vesting" as provided herein, McCormack shall receive options to purchase an additional 100,000 of the Company's common stock at the then current market price as a bonus when the Company's common stock achieves and maintains a closing price of $5.00 or more for sixty consecutive trading days. The "then current market price" is defined to mean the average closing price of the Company's common stock during such sixty consecutive trading days. These options shall be exercisable during the three year period commencing with the date of their issue to McCormack.

      4.8.  Vesting Schedule.  McCormack shall be entitled to have the
            options   set forth in Sections 4.3 through 4.9 herein issued
            to him only (i) when the   conditions for issuance contained in
            Sections 4.1 through 4.6 herein are   satisfied and (ii)
            subsequent to the "vesting" dates set forth in the following "vesting" schedule.

Vesting  $1.00 Options  $2.00 Options  $3.00 Options  $4.00 Options  5.00
Options
  Dates
  12/31/2001        50%       50%       50%       50%      50%
  12/31/2002        50%       50%       50%       50%      50%

      General Conditions - Options

      4.9. Provided that, these Signing and Performance Options shall vest only if McCormack is employed by the Company on the applicable Vesting Date. If McCormack is not employed by the Company on the applicable Vesting Date, then the option to purchase common shares appurtenant to such performance option shall be null and void and McCormack shall not have the right or claim to purchase such common shares.

      4.10. If McCormack shall cease to serve as President and Chief Operating Officer of the Company, the exercise period for any options issued but not exercised shall be the lesser of (i) the exercise period remaining for such options or (ii) 365 days.

      5. Compliance with The Company Policies and Regulations: McCormack will execute his duties and responsibilities in strict accordance with Company policies and regulations, approved budgets, and specific directives.

      6. Termination: McCormack shall serve as President and Chief Operating Officer of the Company at the pleasure of the Board of Directors. Either side may terminate this Agreement without cause by giving six calendar months written notice after the expiration of the two (2) year term of this Contract. McCormack may be terminated for cause immediately, but only subsequent to five days written termination notice to McCormack, which notice shall specify the grounds for termination for cause, and provide for the opportunity for McCormack to address the Company's Board of Directors with respect to the matters set forth in the written termination notice. Termination for cause may include, without limitation, insubordination, moral turpitude, commission of a crime, or actions which in the judgment of a majority of the Board of Directors are inconsistent with the positions of President and Chief Operating Officer of a publicly reporting company.

      7. Confidentiality: McCormack agrees and acknowledges that acquired information and knowledge concerning the business operations of the Company and its subsidiaries, trade secrets, methods of operation, product formula, manufacturing procedures, business practices, financial information, records and reports, and data related to the operation of the Company and its subsidiaries is confidential and secret (the foregoing hereinafter referred to as "Confidential Information"). McCormack shall not disclose any Confidential Information to any person, company, government, or use any Confidential Information in direct competition with the business of the Company or any of the Company's subsidiaries at any time during the term of this Contract or for a period of one year after termination or expiration of this Contract.

      8. Commencement and Term: This Contract is effective with the signing by both parties below as of December 1, 2000. This contract shall have a two (2) year term. As provided in this document, this Contract is subject to termination by the parties upon appropriate notice.

      9. Inside Information--Securities Laws Violations: In the course of the performance of McCormack's duties, it is expected that McCormack will receive information that is considered material inside information within the meaning and intent of the federal securities laws, rules, and regulations. McCormack will not disclose this information directly or indirectly for McCormack or as a basis for advice to any other party concerning any decision to buy, sell, or otherwise deal in the Company's securities or those of any of the Company's affiliated companies.

      10. Warranty That Agreement Does Not Contemplate Corrupt Practices-- Domestic or Foreign: McCormack represents and warrants that (a) all payments under this Agreement constitute compensation for services performed and (b) this Agreement and all payments, and the use of the payments by McCormack, do not and shall not constitute an offer, payment, or promise, or authorization of payment of any money or gift to an official or political party of, or candidate for political office in, any jurisdiction within or outside the United States. These payments may not be used to influence any act or decision of an official, party, or candidate in his, her, or its official capacity, or to induce such official, party, or candidate to use his, her, or its influence with a government to affect or influence any act or decision of such government to assist the Company in obtaining, retaining, or directing business to the Company or any person or other corporate entity. As used in this Paragraph, the term "official" means any officer or employee of a government, or any person acting in an official capacity for or on behalf of any government; the term "government" includes any department, agency, or instrumentality of a government.

      11. Governing Law. This Agreement is subject to and shall be interpreted in accordance with the laws of Delaware, without choice of law considerations.

Signatures:


            _______________________________              December 1, 2000
            John J. McCormack                            Date

            China Premium Food Corporation


            _______________________________              December 1, 2000
            Roy G. Warren                                Date
            Chief Executive Officer

                       China Premium Food Corporation

                            EMPLOYMENT AGREEMENT

      This employment agreement is between China Premium Food Corporation (the Company), a corporation organized and existing under the laws of the state of Delaware, United States of America, having a place of business at 11300 U.S. Highway 1, North Palm Beach, FL 33408 and Michael C. Edwards, of 8120 SE Windjammer Way, Hobe Sound, FL 33455 and a citizen of the United States of America (Edwards).

1. Position Edwards will assume and perform the duties associated with the position of Senior Vice President Sales for the Company. The parties understand and agree that, from time to time, Edwards will be directed to perform these services for subsidiaries of the Company. Notwithstanding the performance of services for subsidiaries of the Company, Edwards at all times will remain an employee of and be compensated by the Company.

2. Responsibilities. Edwards shall have overall responsibilities for the Company's sales and marketing operations. These responsibilities will include: financial (sales, controls, budgets), sales management, marketing, delivery, sales administration and sales operations.

3. Salary. The annual salary for this position shall be US$110,000, paid in twelve equal monthly installments. This salary will be reviewed at each contract year-end by the Company's Compensation Committee of the Board of Directors. The Company shall deduct the appropriate amount of all applicable federal taxes from Edwards's salary payments, based upon the deductions supplied to the Company by Edwards.

4. Bonus. The Company shall establish a bonus plan for Edwards, which shall have the following elements:

      (a) First Year Signing Bonus. Contemporaneous with the execution of this agreement, Edwards shall receive options for a total of 50,000 shares of the Company's common stock as a first year signing bonus. These options shall have an exercise price of $0.69 per share, shall immediately vest upon issuance and shall be exercisable for a period of five years, all as set forth in an option agreement to be executed between the Company and Edwards.

      (b) First Annual Bonus. Contemporaneous with May 31, 2001, Edwards shall receive options for a total of 50,000 shares of the Company's common stock. These options shall have an exercise price equal to the trading price of the Company's common stock on May 31, 2001, shall immediately vest upon issuance and shall be exercisable for a period of five years, all as set forth in an option agreement to be executed between the Company and Edwards.

      (c) Second Annual Bonus. Contemporaneous with May 31, 2002, Edwards shall receive options for a total of 50,000 shares of the Company's common stock. These options shall have an exercise price equal to the trading price of the Company's common stock on May 31, 2002, shall immediately vest upon issuance and shall be exercisable for a period of five years, all as set forth in an option agreement to be executed between the Company and Edwards.

      (d) Third Annual Bonus. Contemporaneous with May 31, 2003, Edwards shall receive options for a total of 50,000 shares of the Company's common stock. These options shall have an exercise price equal to the trading price of the Company's common stock on May 31, 2003, shall immediately vest upon issuance and shall be exercisable for a period of five years, all as set forth in an option agreement to be executed between the Company and Edwards.

      (e) Quarterly Bonus. Edwards shall receive as bonus of $16,250 as of the end each contract quarter, commencing with the contract quarter ending August 31, 2000. This quarterly bonus shall be paid to Edwards by the issuance to him of 16,250 shares of the Company's freely tradeable common stock, which shall issued pursuant to and upon the filing of a Form S-8 registration statement by the Company. This quarterly bonus will be reviewed at each contract year-end by the Company's Compensation Committee of the Board of Directors.

     (f) The options described in sections 4.(b) (c) and (d) shall be issued immediately upon the sale or transfer of in excess of 80% of the Company's assets, as valued in the then last financial statement filed with the Securities and Exchange Commission, to an unrelated thrid party or upon the tender offer by an unrelated third party for in excess of 80% of the then issued and outstanding common stock of the Company; in determining the total issued and outstanding common stock of the Company, the common stock underlying any series of the Company's convertible preferred shall be included. The exercise price of the options issued pursuant to this section 4 (f) shall have an exercise price equal to the trading price of the Company's common stock on the day of issue.

5. Corporate Benefits. The Company shall provide the same corporate benefits (medical, etc.) to Edwards as it provides to its other US employees. In addition, the Company shall pay the annual premium for Edwards $1,000,000 personal life insurance.

6. Compliance with The Company Policies and Regulations. Edwards will execute his duties and responsibilities in strict accordance with Company policies and regulations, approved budgets, and specific directives. Further, Edwards shall be responsible, and accountable, for the employees under his responsibility to also abide by these policies and regulations. In the event Edwards would be found, among other things, negligent in his performance of his responsibilities, including compliance with Company policies and procedures, he would be subject to termination for cause.

7. Termination. The parties may terminate this employment agreement by mutual consent. Edwards may be terminated for cause only subsequent to fifteen days written termination notice to Edwards, which notice shall specify the grounds for termination for cause, and the opportunity for Edwards to address the Executive Committee of the Company's Board of Directors with respect to the matters set forth in the written termination notice. If the present senior executive management of the Company changes and Edwards is terminated without cause by new senior executive management, Edwards shall be entitled to receive whatever bonus plan benefits that would have become due to Edwards for the six month period following such termination.

8. Confidentiality. Edwards agrees and acknowledges that acquired information and knowledge concerning the business operations of the Company, trade secrets, methods of operation, product formula, manufacturing procedures, business practices, financial information, records and reports, and data related to the operation of the Company or its subsidiaries is confidential and secret (the foregoing hereinafter referred to as "Confidential Information"). Edwards shall not at any time disclose, or after termination or expiration of this agreement, disclose any Confidential Information to any person, company, government, or use and Confidential Information in direct competition with the business of the Company for a period of one year subsequent to the termination or expiration of this agreement.

9. Commencement and Term. This agreement is effective with the signing by both parties below as of June 1, 2000. Except as otherwise provided in this document, this Contract shall be valid for three years and shall automatically renew under the same terms and conditions unless thirty
(30) days prior to the expiration date one, or both, of the parties notifies the other party of the intention to terminate, or modify, this agreement.

10. Inside Information--Securities Laws Violations. In the course of the performance of Edwards's duties, it is expected that Edwards will receive information that is considered material inside information within the meaning and intent of the federal securities laws, rules, and regulations. Edwards will not disclose this information directly or indirectly for Edwards or as a basis for advice to any other party concerning any decision to buy, sell, or otherwise deal in the Company's securities or those of any of the Company's affiliated companies.

11. Warranty That Agreement Does Not Contemplate Corrupt Practices-- Domestic or Foreign. Edwards represents and warrants that (a) all payments under this agreement constitute compensation for services performed and (b) this agreement and all payments, and the use of the payments by Edwards, do not and shall not constitute an offer, payment, or promise, or authorization of payment of any money or gift to an official or political party of, or candidate for political office in, any jurisdiction within or outside the United States. These payments may not be used to influence any act or decision of an official, party, or candidate in his, her, or its official capacity, or to induce such official, party, or candidate to use his, her, or its influence with a government to affect or influence any act or decision of such government to assist the Company in obtaining, retaining, or directing business to the Company or any person or other corporate entity. As used in this paragraph, the term "official" means any officer or employee of a government, or any person acting in an official capacity for or on behalf of any government; the term "government" includes any department, agency, or instrumentality of a government.

12. Miscellaneous. (a) This agreement is subject to and shall be interpreted in accordance with the laws of Delaware, without choice of law considerations; (b) This agreement cannot be modifies except in writing executed by the parties.

                                   China Premium Food Corporation

_________________                  __________________________________
Date                               Roy G. Warren, President


_________________                  __________________________________
Date                               Michael C. Edwards

                             Bravo! Foods, Inc.

                             EMPLOYMENT CONTRACT

This Employment Contract is made this ____ day of November, 2000 (effective July 1, 2000), by and between Bravo! Foods, Inc. (the Company), a subsidiary of China Premium Food Corporation, a corporation organized and existing under the laws of the state of Delaware and having a place of business at 11300 U.S. Highway No. 1, North Palm Beach, FL 33408, United States of America, and Mr. Anthony P. Guiliano, residing at 9189 Forest Hill Lane, Germantown, TN 38139 and a citizen of the United States of America (Guiliano).

1. Position. This Contract is for the positions of President and Chief Operating Officer, an employment position with the Company.

2. Responsibilities. Guiliano shall have such responsibilities as are customary and appropriate for these positions , including overall responsibilities for the Company's operations. These responsibilities will include: financial (profits, sales, controls, budgets), production, sales management, marketing, delivery, operations, etc. Guiliano will, on a day-to-day basis, have overall responsibility as directed by the Board of Directors. Guiliano shall report directly to the Board of Directors of the Company or to the Chief Executive Officer, or to the Chairman, at the discretion of the Board.

3.    Salary and Bonus.

      3.1 Salary. Commencing July 1, 2000, the annual salary for this position shall be US$120,000.00, paid in twelve equal monthly installments. This salary, and other cash compensation, shall be distributed in US dollars or other currency that best suits the needs of Guiliano and the Company. This salary will be reviewed and adjusted at each contract year-end. The Company shall deduct the appropriate amount of all applicable taxes from Guiliano's salary payments, based upon the deductions supplied to the Company by Guiliano.

      3.2   Bonus.

            3.2.1 Guiliano shall receive a minimum bonus of $30,000.00 for the first year, payable quarterly at the rate of $7,500.00.

            3.2.2 In addition, during the term of this contract, Guiliano shall receive performance bonuses based upon his participation in the procurement of processor dairies as participants in the Company's branded flavored milk licensing, marketing and promotion program, as set forth below. Guiliano shall be entitled to such bonuses when a processor dairy executes a binding Production Contract with the Company for the processing of Branded Flavored Milk Products, and shall be paid 90 days after the first sale of Branded Flavored Milk Products by such processor dairy. The amount of the bonus shall be determined by the size of the participating processor dairy, based upon the number of employees of such dairy, as set forth below. The number of employees to be attributed to a processor dairy for use in this performance based bonus program shall be as then currently reported by the International Association of Food Industry Suppliers. A performance bonus shall be due notwithstanding that such processor dairy enters into a co-packer agreement with a third party dairy for the actual processing of the flavored milk product.

      Size of Processor Dairy      One Time Bonus Amount
      -----------------------      ---------------------
      (number of employees)        (per new participant)
      More than 250                $30,000
      101 to 250                   $15,000
      51 to 100                    $10,000
      26 to 50                     $ 5,000

4. Stock Grant and Options. Guiliano shall receive a one-time grant of incentive options to purchase 150,000 shares of the Company's common stock a price of $0.55 per share, which grants shall be awarded immediately as a
signing bonus under this compensation plan.   The common stock underlying
these options represents15% of the total issued and outstanding common stock of Bravo! on a fully diluted basis, as of the date of the option grant. These options shall be exercisable immediately and for a five year period ending June 30, 2005. These options shall be governed by a separate Incentive Stock Option Agreement between Guiliano and the Company.

5. Corporate Benefits. The Company shall provide the same corporate benefits (medical, etc.) to Guiliano as it provides to its other US employees.

6. Compliance with The Company Policies and Regulations. Guiliano will execute his duties and responsibilities in strict accordance with Company policies and regulations, approved budgets, and specific directives. Further, Guiliano shall be responsible, and accountable, for the employees under his responsibility to also abide by these policies and regulations. In the event Guiliano would be found, among other things, negligent in his performance of his responsibilities, especially as it relates to compliance with Company policies and procedures, he will be subject to termination for cause.

7. Termination and Severance Package. Either side may terminate Guiliano's employment by giving one calendar month written notice.
Guiliano may be terminated for cause only subsequent to five days written termination notice to Guiliano, which notice shall specify the grounds for termination for cause, and the opportunity for Guiliano to address the Executive Committee of the Company's Board of Directors with respect to the matters set forth in the written termination notice. If Guiliano is terminated without cause during the first two employment years, he shall receive a severance package consisting of seven months salary.

8. Confidentiality. Guiliano agrees and acknowledges that acquired information and knowledge concerning the business operations of the Company, trade secrets, methods of operation, product formula, manufacturing procedures, business practices, financial information, records and reports, and data related to the operation of the Company is confidential and secret (the foregoing hereinafter referred to as "Confidential Information"). Guiliano shall not at any time disclose, or after termination or expiration of this Contract disclose, any Confidential Information to any person, company, government, or use and Confidential Information in direct competition with the business of the Company.

9. Commencement and Term. This Contract is effective with the signing by both parties below as of July 1, 2000. Except as otherwise provided in this document, this Contract shall be valid for two contract years, terminating June 30, 2002.

10. Inside Information--Securities Laws Violations. In the course of the performance of Guiliano's duties, it is expected that Guiliano will receive information that is considered material inside information within the meaning and intent of the federal securities laws, rules, and regulations. Guiliano will not disclose this information directly or indirectly for Guiliano or as a basis for advice to any other party concerning any decision to buy, sell, or otherwise deal in the Company's securities or those of any of the Company's affiliated companies.

11. Warranty That Agreement Does Not Contemplate Corrupt Practices-- Domestic or Foreign. Guiliano represents and warrants that (a) all payments under this Agreement constitute compensation for services performed and (b) this Agreement and all payments, and the use of the payments by Guiliano, do not and shall not constitute an offer, payment, or promise, or authorization of payment of any money or gift to an official or political party of, or candidate for political office in, any jurisdiction within or outside the United States. These payments may not be used to influence any act or decision of an official, party, or candidate in his, her, or its official capacity, or to induce such official, party, or candidate to use his, her, or its influence with a government to affect or influence any act or decision of such government to assist The Company in obtaining, retaining, or directing business to The Company or any person or other corporate entity. As used in this Paragraph, the term "official" means any officer or employee of a government, or any person acting in an official capacity for or on behalf of any government; the term "government" includes any department, agency, or instrumentality of a government.

12. Trade Secrets and Unfair Competition. The parties to this Agreement understand and agree that the business of the Company is unique. The parties further understand that in the course of rendering services to the Company as an employee, officer or director, Guiliano will have access to the Company's confidential and proprietary information and trade secrets, including technical, e-commerce, financial, licensing contacts, dairy industry contacts and marketing data, customer lists and other items of proprietary information (collectively called "Confidential Information"). The use of Confidential Information or the solicitation of the Company's clients, customers or business associates either directly or indirectly by Guiliano, during the term of this Agreement or after termination of Guiliano's employment or other involvement in the Company as an officer or director, would materially and adversely affect the Company and its shareholders economically and otherwise. Accordingly, as an inducement to the Company to enter into this Agreement, Guiliano agrees during the term of this agreement and, if subsequent to the termination of this Agreement, for three (3) years from and after the later of the date of termination of Guiliano's employment or involvement in the Company as an officer or director:

      (a) not to directly or indirectly divulge, sell, transfer, or utilize any Confidential Information to or for the benefit of any person, firm, business, or corporation, without the prior written consent of the Company;

      (b) not to solicit or assist in the solicitation of any of the Company's employees or customers, licensors, clients or business associates, either directly or indirectly, for the purpose of engaging in or assisting, in any way, a competing business; and

      (c) not to accept the position as an employee of or a consultant to or be or become, directly or indirectly, the owner to any of the outstanding equity interest in any entity in a business which directly or indirectly competes with the business of the Company.

13. Employment to be Full Time. During his period of employment by the Company, Guiliano will devote his full time and best efforts solely to the business of the Company and, except as agreed to in writing by the Company, to the exclusion of all other business activities and during such period of employment, and for a period of three (3) years thereafter, Guiliano will take no action prejudicial to the financial condition, business affairs or prospects of the Company. Nothing contained herein shall prohibit the Guiliano from (a) owing less than 10% of any class of securities of a corporation which is publicly held or (b) from owning any class of securities of or being a partner in any other corporation or business not competing directly or indirectly with the Company.

14. Governing Law. This Agreement is subject to and shall be interpreted in accordance with the laws of Florida without choice of law considerations and cannot be modified except in a written modification executed by the parties.


      _______________________________                   __________________
      Anthony P. Guiliano                               Date

      Bravo! Foods, Inc.

      By_____________________________                   __________________
      Roy G. Warren, Chief Executive Officer            Date